UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 16, 2003


                            UIL HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


Connecticut                        1-15995            06-1541045
------------                       -------            ----------
(State, or other jurisdiction      (Commission        (IRS Employer
of Incorporation)                  File Number)       Identification No.)



157 Church Street, New Haven, Connecticut                 06506
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(Address of principal executive offices)                  (Zip Code)



Registrant's Telephone Number,
Including Area Code                                      (203) 499-2000
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                                  None
   ---------------------------------------------------------------------------
        (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Pursuant to a press release dated December 17, 2003, the Registrant announced that on December 16, 2003 it entered into an agreement to sell one of its indirect wholly owned subsidiaries, American Payment Systems, Inc. to CheckFree Corporation. A copy of the Registrant's press release is attached hereto as
Exhibit 99 and hereby incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibit is filed as part of this report:

99       Press release, dated December 17, 2003.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UIL HOLDINGS CORPORATION
                                   Registrant



Date:  12/17/03                    By       /s/ Nathaniel D. Woodson
       --------                    ------------------------------------------
                                              Nathaniel D. Woodson
                                       Chairman of the Board of Directors,
                                      President and Chief Executive Officer



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                                  Exhibit Index


Exhibit                             Description

99                                  Press Release dated December 17, 2003